Standard and Poor's Intrinsic Value Portfolio	Series 01A [ 5/7/2001 - 5/7/2001 ] | cusip: 294712369
This Fund Series is closed, and no longer available for purchase. Fund Overview
As of May 21, 2001
Closing NAV: 1.05016	Previous Close: 1.02238	Change: +0.02778	% Change: +2.71719%

The Objective:
The Portfolio seeks capital appreciation by investing in stocks that we believe have potential for growth, based on a combination of fundamental and valuation measurements.

The Strategy:
The goal is to select those stocks whose intrinsic values are higher than their current market prices. Standard & Poor's developed a proprietary analytical process that uses a combination of fundamental and valuation measurements to identify such stocks. The process relies on a quantitative analysis and a series of screens to select stocks for the Portfolio.

Offered By: This portfolio is offered by Merrill Lynch (SIP01A), Salomon Smith Barney (SIP01A), Morgan Stanley (SIPV01A); Special Dealer - UBS PaineWebberSM (SIP01A).
Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund. The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges. Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

As of Monday, May 21, 2001
Security	Symbol	Price	% of Portfolio
AmeriCredit Corporation	ACF	54.88	4.98
Linear Technology Corporation	LLTC	58.00	4.90
International Game Technology	IGT	62.23	4.87
Altera Corporation	ALTR	30.27	4.83
The PMI Group Inc.	PMI	69.75	4.81
Tellabs, Inc.	TLAB	41.97	4.73
Schering-Plough Corporation	SGP	41.62	4.69
CSG Systems International	CSGS	62.33	4.68
Gentex Corporation	GNTX	29.26	4.67
SEI Investments Company	SEIC	43.66	4.65
Investment Technology Group Inc.	ITG	54.80	4.63
Dionex Corporation	DNEX	32.70	4.61
Adobe Systems, Inc.	ADBE	45.49	4.56
Franklin Resources Inc.	BEN	44.27	4.44
Johnson & Johnson	JNJ	100.63	4.41
SBC Communications, Inc.	SBC	44.01	4.41
Price (T. Rowe) Associates	TROW	36.02	4.40
Brown & Brown Inc.	BRO	42.86	4.29
Lincare Holdings Inc.	LNCR	54.51	4.27
EMC Corporation	EMC	40.70	4.21
Bristol-Myers Squibb Company	BMY	55.29	4.16
Microsoft Corporation	MSFT	68.79	4.09

Selection Methodology:

Our Portfolio Consultant, Standard & Poor's, uses the following criteria to determine whether a stock's current market price justifies its purchase.

Companies with High Free Cash Flow: This is intended to identify those companies with a cash flow of greater than $20 million. Starting with its Compustat Database, Standard & Poor's identifies companies with high positive cash flows.

Profitability: Net Profit Margins of 15% or more for the last year. This measures a company's franchise value. Return on Equity of more than 15% for the most recent four quarters and each of the last three fiscal years. This measures how efficiently the company uses its capital.

Market Acceptance: This screen selects companies that have been able to add more than one dollar of market value for each dollar of earnings retained. This measures market acceptance and momentum.

Eliminate Overpriced Stocks: Stocks which trade above their Intrinsic Value are eliminated.

Other Factors: Defined Asset Funds reviews the remaining stocks for market capitalization, liquidity and other factors. Only those stocks which pass all of the above screens, at the time of the Portfolio's formation, are included in the Standard & Poor's Intrinsic Value Portfolio.

Unlike for prior Portfolios, we do not presently anticipate offering a rollover to any subsequent portfolio. You may not exchange your units for units of other Defined Asset Funds.

Fees & Expenses

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you"ll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including Creation and Development Fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.289% of net assets)	$2.86

Estimated Organization Costs	$2.14

Volume Purchase Discounts
For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge Will Be:*

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,999	0.25%
$250,000 to $999,999	0.00%

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

*These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Is this Fund appropriate for you?

Yes, if you want capital appreciation. You may benefit from a quantitatively selected portfolio whose risk may be reduced by investing in equity securities of different issuers in a variety of industries.

This Portfolio is not appropriate if you are seeking to invest in this Strategy for more than one year.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile. The Portfolio is designed for investors who can assume the risks associated with equity investments.

There can be no assurance that the Portfolio will meet its objective, that stock prices will not decrease or that the Portfolio will outperform general market indices, especially during periods of sharply rising stock prices.

The Portfolio is designed for investors who can assume the additional risks associated with aggressive growth equity investments, and may not be appropriate for investors seeking capital preservation or current income.

We will not seek to resell units we acquire in the secondary market, and may discontinue buying units without notice. This may affect the Portfolio's composition and could result in early termination of the Portfolio and higher per unit expenses.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Two (2) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period. Because distributions are based in part on the size of your investment, these payments may increase proportionately. Distributions are not guaranteed, and your principal value may increase or decrease.
Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. Please consult your tax advisor concerning state and local taxation.

The Chase Manhattan Bank
Unit Investment Trust Department
4 New York Plaza - 6th Floor
New York, New York 10004
1-800-323-1508

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O W E B S I T E S
Merrill Lynch (Sponsor) | Salomon Smith Barney (Sponsor) | Morgan Stanley (Sponsor) | UBS PaineWebberSM (Special Dealer)

"Standard & Poor's," "S&P 500 Index" and "S&P 400 Index" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold, or promoted by Standard & Poor's.

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As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

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